                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint William C. Keightley, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

               /s/ RICHARD R. RUSSELL                                  Date: December 1, 1999
 ....................................................
                   Richard R. Russell

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Richard R. Russell, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

               /s/ WILLIAM C. KEIGHTLY                                 Date: December 1, 1999
 ....................................................
                   William C. Keightly

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Richard R. Russell, William C. Keightley, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                /s/ PAUL M. MONTRONE                                   Date: December 1, 1999
 ....................................................
                    Paul M. Montrone

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Richard R. Russell, William C. Keightley, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                 /s/ PAUL M. MEISTER                                   Date: December 1, 1999
 ....................................................
                     Paul M. Meister

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Richard R. Russell, William C. Keightley, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                 /s/ JOHN W. GILDEA                                    Date: December 1, 1999
 ....................................................
                     John W. Gildea

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Richard R. Russell, William C. Keightley, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                /s/ SCOTT M. SPERLING                                  Date: December 1, 1999
 ....................................................
                    Scott M. Sperling

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Richard R. Russell, William C. Keightley, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                  /s/ IRA STEPANIAN                                    Date: December 1, 1999
 ....................................................
                      Ira Stepanian

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Richard R. Russell, William C. Keightley, Todd M. DuChene, and Michael R. Herman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of GenTek Inc. ('GenTek'), the Registration Statement of GenTek on Form S-1, S-2 or S-3 (the 'Registration Statement'), for the registration of rights to purchase newly issued common stock of GenTek, par value $0.01 per share, and shares of newly issued common stock of GenTek, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the 'SEC') pursuant to the Securities Act of 1933, as amended (the 'Act'), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GenTek to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                 /s/ BRUCE KOEPFGEN                                    Date: December 1, 1999
 ....................................................
                     Bruce Koepfgen